UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2024

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11516 Downey Ave., Santa Ana, California	90241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2024, Blum Holdings, Inc. (the "Company"), through its wholly-owned subsidiary Unrivaled Brands, Inc. ("Unrivaled"), executed stock purchase agreements with VLPS, LLC (the "Buyer") pursuant to which Unrivaled sold all of the issued and outstanding shares of common stock of Black Oak Gallery ("Blüm Oakland") and Blüm San Leandro for an aggregate purchase price of $2,055,420 and $1,124,305, respectively. The purchase price shall be paid by the Buyer by the assumption of liabilities of Blüm Oakland and Blüm San Leandro.

The foregoing description of the Stock Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information under Item 1.01, above, is incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information of the Company, together with the related notes thereto, giving effect to the consummation of the disposition of Black Oak Gallery and Blum San Leandro is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2024; and
•	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023.

(d) Exhibits.

Exhibit	Description
10.1	Stock Purchase Agreement.
10.2	Stock Purchase Agreement.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Blum Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: November 7, 2024	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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